Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans Disclosure [Abstract]
Benefit Plans
Note 12:	Benefit Plans

The Company sponsors a defined contribution profit-sharing plan.  Employees with one year of service can participate.  Contributions are made at the discretion of the Board of Directors and are subject to a tiered vesting schedule.  Employer contributions to the plan were $1.0 million in 2011 and  2010 and $0.7 million in 2009.  The plan does not permit employee contributions.

The Company is primarily self-insured for employee health benefits.  The Company records its self-insurance liability based on claims filed and an estimate of claims incurred but not yet reported.  There is stop-loss coverage for amounts in excess of $100,000 per individual per year.  If more claims are made than were estimated or if the costs of actual claims increase beyond what was anticipated, reserves recorded may not be sufficient and additional accruals may be required in future periods.